ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated March 11, 2011,

 to the Prospectus and Statement of Additional Information dated April 30, 2010 and supplemented June 1, July 1, October 18, November 15, 2010, and January 5, 2011

This supplement updates certain information contained in the prospectus and statement of additional information (SAI) and should be attached to the prospectus and SAI, and retained for future reference.

1.	The following name changes are effective on or about May 1, 2011.

Name effective on or about May 1, 2011	Previous Name
AZL® Invesco Equity and Income Fund	AZL® Van Kampen Equity and Income Fund
AZL® Invesco Growth and Income Fund	AZL® Van Kampen Growth and Income Fund

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2.
Effective on or about May 1, 2011, J.P. Morgan Investment Management, Inc. will replace Morgan Stanley Investment Management Inc. as the subadviser to the AZL®  Morgan Stanley International Equity Fund, and the primary portfolio manager will be Jeroen Huysinga.  In addition,  the following name change is effective on or about May 1, 2011.

Name effective on or about May 1, 2011	Previous Name
AZL® JPMorgan International Opportunities Fund	AZL® Morgan Stanley International Equity Fund

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Effective May 1, 2011, the following information regarding Mr. Huysinga will be added to the prospectus:

AZL JPMorgan International Opportunity Fund

Jeroen Huysinga, managing director, is a portfolio manager in the Global Equities Team. An employee since 1997, he previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, he held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Jeroen obtained a BA in Economics and International Studies from the University of Warwick. Jeroen is an associate of the Institute of Investment Management and Research.

AZLPRO-007-0410